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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the following registration statements of United HealthCare Corporation, of our report dated May 31, 1995, except as to Notes 1, 5 and 11, which are as of December 8, 1995, with respect to the combined statements of assets and liabilities of The Managed Care and Employee Benefits Operations Medical Division of The Travelers Insurance Group Inc. as of December 31, 1994, and the related combined financial statements of operations and cash flows for each of the years in the two-year period ended December 31, 1994, which report appears in this Form 8-K/A of United HealthCare Corporation dated December 18, 1995:

Number                              Document
------                              --------

2-95342          Registration Statement on Forms S-3 and S-8 for 1983 Plan

33-3558 Registration Statement on Forms S-3 and S-8 for 1983, 1985 Restricted Stock Plan and 1984 SDC Plans

33-22310 Registration Statement on Form S-8 for 1987 Supplemental Stock Option Plan

33-27208         Registration Statement on Form S-8 for 1988 Stock Option Plan

33-36579         Registration Statement on Form S-8 for 1990 Stock and Incentive
                 Plan

33-50282         Registration Statement on Form S-8 for 1991 Stock and Incentive
                 Plan

33-67918 Registration Statement on Form S-8 for Amended and Restated 1991 Stock and Incentive Plan (Filed 8/26/93)

33-68300 Registration Statement on Form S-8 re HMO America, Inc. Amended and Restated 1984 Stock Option Plan (Filed 9/1/93)

33-75846 Registration Statement on Form S-8 re Amended and Restated 1991 Stock Incentive Plan (Filed 2/28/94)

33-79632 Registration Statement on Form S-8 for Amended and Restated Complete Health Services, Inc. 1992 Executive Stock Incentive Plan

33-79638 Registration Statement on Form S-8 for Ramsay-HMO, Inc. 1991 Stock Option Plan

33-79636 Registration Statement on Form S-8 for Ramsay-HMO, Inc. 1992 Stock Option Plan

33-79634 Registration Statement on Form S-8 for Ramsay-HMO, Inc. 1993 Stock Option Plan

33-59083 Registration Statement on Form S-8 for Amended and Restated 1991 Stock and Incentive Plan

33-59623 Registration Statement on Form S-8 for Nonemployee Director Stock Option Plan

33-63885         Registration Statement on Form S-8 for MetraHealth Employee
                 Savings Plan


                                                           KPMG Peat Marwick LLP

Hartford, Connecticut
December 18, 1995